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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                AUGUST 2, 2000                               0-29768
-----------------------------------------------      -----------------------
Date of Report (Date of earliest event reported)      Commission File Number


                                24/7 MEDIA, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                      13-3995672
---------------------------------------                -----------------------
     (State or other jurisdiction                         (I.R.S. Employer
    of incorporation or organization)                   Identification Number)


                                  1250 BROADWAY
                            NEW YORK, NEW YORK 10001
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            (Address of Principal Executive Offices) (Zip Code)


                                 (212) 231-7100
         ---------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On August 1, 2000, 24/7 Media, Inc. CEO, David Moore, made the following statement in an interview with Bloomberg News reporters which was later released in an article:

o Mr. Moore commented that the slow down in online advertising spending levels by dot.com businesses is expected to continue into the third quarter, as previously noted by several independent third party industry analysts.

Mr. Moore did not provide any revisions to financial analysts' expectations regarding 24/7 Media's financial results for second or third quarters for year 2000.

Bloomberg News issued a corrected version of the article at 7:15 pm on August 1, 2000.

The press release, dated August 1, 2000 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS.

                  99.1     Press Release dated August 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   24/7 MEDIA, INC.

Date: August 2, 2000               By: /S/ MARK E. MORAN
                                       ------------------------------
                                   Name:  Mark E. Moran
                                   Title: Senior Vice President and General
                                          Counsel


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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

    99.1           Press Release dated August 1, 2000.